UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2004

EXULT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-30035 (Commission File Number)	33-0831076 (IRS Employer Identification No.)

121 Innovation Drive, Suite 200

Irvine, CA 92612

(Address of Principal Executive Offices)

(949) 856-8800

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address of Principal Executive Offices, if Changed Since Last Report)

Item 5. Other Events.

On June 16, 2004, Exult, Inc. (the “Company”) and Hewitt Associates, Inc. (“Hewitt”) jointly announced that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated June 15, 2004, by and among the Company, Hewitt and Eagle Merger Corp., a newly formed wholly owned subsidiary of Hewitt (“Merger Sub”), pursuant to which the Company will merge with and into Merger Sub, with the Company as the surviving corporation of the merger (the “Merger”).

In connection with the Merger Agreement, certain stockholders of the Company and members of the senior management of both the Company and Hewitt entered into stockholders agreements pursuant to which, among other things, they agreed to support the Merger (the “Stockholders Agreements”). A copy of the Merger Agreement, the press release and the Stockholders Agreements are attached hereto as Exhibits 10.1, 99.1, 99.2, 99.3, 99.4.

If the Merger is completed, each share of Common Stock of the Company outstanding immediately prior to the effective time of the Merger will be converted into 0.2 shares of Hewitt Class A Common Stock. Completion of the Merger is subject to a number of conditions, including approval of the stockholders of both the Company and Hewitt, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, as amended, and certain other customary conditions.

The press release, Merger Agreement and the Stockholders Agreements are incorporated herein by reference into this report, and the foregoing description of the documents and the transactions contemplated therein are qualified in their entirety by reference to the exhibits filed with this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Agreement and Plan of Merger, dated as of June 15, 2004, by and among Exult, Inc., Hewitt Associates, Inc. and Eagle Merger Corp.

99.1	Press release dated June 16, 2004.

99.2	Stockholders Agreement, dated as of June 15, 2004, by and among Hewitt Associates, Inc., General Atlantic Partners 54, L.P., General Atlantic Partners 57, L.P., General Atlantic Partners 60, L.P., GAP Coinvestment Partners, L.P. and GAP Coinvestment Partners II, L.P.

99.3	Stockholders Agreement, dated as of June 15, 2004, by and among Hewitt Associates, Inc., Kevin M. Campbell, James C. Madden, V., Michael J. Salvino and Stephen M. Unterberger.

99.4	Parent Stockholders Support Agreement, dated as of June 15, 2004, by and among Exult, Inc., Dale L. Gifford, Daniel J. Holland, Bryan J. Doyle, John M. Ryan and Dan A. DeCanniere.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2004

EXULT, INC.

By:	/s/ JOHN A. ADAMS
Name: Title:	John A. Adams Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Agreement and Plan of Merger, dated as of June 15, 2004, by and among Exult, Inc., Hewitt Associates, Inc. and Eagle Merger Corp.

99.1	Press release dated June 16, 2004.

99.2	Stockholders Agreement, dated as of June 15, 2004, by and among Hewitt Associates, Inc., General Atlantic Partners 54, L.P., General Atlantic Partners 57, L.P., General Atlantic Partners 60, L.P., GAP Coinvestment Partners, L.P. and GAP Coinvestment Partners II, L.P.

99.3	Stockholders Agreement, dated as of June 15, 2004, by and among Hewitt Associates, Inc., Kevin M. Campbell, James C. Madden, V., Michael J. Salvino and Stephen M. Unterberger.

99.4	Parent Stockholders Support Agreement, dated as of June 15, 2004, by and among Exult, Inc., Dale L. Gifford, Daniel J. Holland, Bryan J. Doyle, John M. Ryan and Dan A. DeCanniere.